UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 2, 1998



                                   USW-C, Inc.
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                1-14087                              84-0953188
           (State or Other                     Commission File Number                     I.R.S. Employer
    Jurisdiction of Incorporation                                                      Identification Number



                             1801 California Street
                             Denver, Colorado 80202
               (Address of principal executive offices) (zip code)


                                 (303) 672-2700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 2, 1998, U S WEST Communications, Inc. issued a press release entitled "New Mexico State Corporation Commission Orders Rate Reduction." The release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Exhibit 99 - Press Release dated June 2, 1998



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  USW-C, Inc.


                                  By:    /s/ Thomas O. McGimpsey
                                         --------------------------------------
                                         THOMAS O. McGIMPSEY
                                         Assistant Secretary



Dated:  June 2, 1998